Exhibit 99.43

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-D

KEY PERFORMANCE FACTORS
May 31, 2001



Expected B Maturity 4/16/07


Blended Coupon 4.6456%


Excess Protection Level
3 Month Average   7.54%
May, 2001   7.43%
April, 2001   7.32%
March, 2001   7.89%


Cash Yield19.67%


Investor Charge Offs 5.45%


Base Rate 6.78%


Over 30 Day Delinquency 4.84%


Seller's Interest 8.52%


Total Payment Rate14.20%


Total Principal Balance$58,203,705,030.43


 Investor Participation Amount$850,000,000.00


Seller Participation Amount$4,958,014,468.94